UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Updated Private Offering Information Provided to Investors

On July 19, 2023, ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), provided supplemental financial and other information to investors in connection with the Company’s ongoing private placement offering of up to $2.165 billion of common shares of beneficial interest (“Common Shares”) (the “Private Offering”). The supplemental information includes:

•
information regarding the declaration of the Company’s net asset value (“NAV”) per Common Share as of June 30, 2023 for all classes of the Company’s common shares;
•
the updated prices of the Common Shares being offered in the Private Offering and the updated annualized distribution rates to investors based on those updated Common Share purchase prices; and
•
disclosures regarding the Company’s intent to adopt a new dividend reinvestment plan.

A copy of the updated investor presentation with this supplemental information is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The Company also posted the supplemental information on the Company’s website at www.exchangeright.com/the-essential-income-reit/class-i-shares/.

The information included in this Item 7.01, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this information pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by reason of Regulation FD. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.

June 30, 2023, NAV Per Common Share

On July 19, 2023, ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which serves as the sole trustee of the Company, declared the net asset value (“NAV”) of the Company as of June 30, 2023 to be $623,546,000 (or $27.35 per Common Share). The NAV set forth above is based on the midpoint of the range of real estate values as of June 30, 2023 of the Company’s owned properties as determined by an independent valuation firm, combined with the value of the Company’s cash and cash equivalents, restricted cash, and other assets, and less the Company’s liabilities. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our Trustee. Our NAV per Common Share, which is updated as of the last calendar day of each quarter, will be posted on our website at www.exchangeright.com/the-essential-income-reit/class-i-shares/ and is the same for each of our Class I, Class A, and Class S Common Shares, as well as the common units of limited partnership interest (“OP Units”) in ExchangeRight Income Fund Operating Partnership, LP. For a description of how our NAV is calculated, see the disclosures under the caption “Net Asset Value” beginning on page 82 of our Registration Statement on Form 10 filed with the Securities and Exchange Commission on July 7, 2023. Our Trustee is ultimately responsible for determining our NAV.

The following table provides a breakdown of the components of the Company’s total NAV and NAV per Common Share as of June 30, 2023:

Components	June 30, 2023
Investments in real estate	$1,118,600,000
RSLCA notes receivable from affiliates	45,239,000
Notes receivable from affiliates	6,012,000
Cash and cash equivalents	7,956,000
Restricted cash	13,067,000
Receivables	5,886,000
Other assets	739,000
Mortgage loan payable	(556,708,000)
Pending trade deposits	(2,954,000)
Accounts payable, accrued expenses and other liabilities	(10,535,000)
Distributions payable	(3,302,000)
Due (to)/from affiliates, net	(454,000)
NAV	$623,546,000

Class A Common Shares	9,743,917
Class I Common Shares	5,535,028
Class S Common Shares	-
OP Units	7,517,466
Total outstanding Common Shares/OP Units	22,796,411

NAV per share/unit	$27.35

Private Offering Updates

The Company has updated the purchase price for each class of our Common Shares offered in the Private Offering to be equal to the NAV per Common Share as of June 30, 2023, plus any applicable upfront selling commissions and expenses related to each class of Common Shares. The repurchase price for each share class under the Company's share repurchase program also will be updated to reflect the June 30, 2023 NAV and updated purchase prices for the Common Shares in the Private Offering. The updated purchase price will be applicable for subscriptions for Common Shares closing from and after August 1, 2023. The updated purchase price for each class of Common Shares for future subscriptions beginning on August 1, 2023 is as follows:

	Purchase Price	Current Yield [1]
	(per share)	(per share)
Class I	$27.35	6.36%
Class A	$29.08	5.98%
Class S	$28.34	5.28%

1 Current Yield is calculated as the most recent annualized monthly distribution for June 2023 divided by the updated purchase price.

The Company has updated the offering materials for the Private Offering, including the confidential private placement memorandum and subscription documents, which are available on the Company’s website at: www.exchangeright.com/the-essential-income-reit/class-i-shares/. The Common Shares offered in the Private Offering have not been, and will not be, registered under the Securities Act of 1933 (the “Securities Act”) and may not be offered or sold in any state absent registration or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase any securities in any jurisdiction in which such an offer or solicitation is not authorized and does not constitute an offer within any jurisdiction to any person to whom such offer would be unlawful. The offering of Common Shares in the Private Offering will only be made pursuant to the confidential private placement memorandum for the private placement offering prepared by the Company, which will be made available to interested investors.

Dividend Reinvestment Plan

The Company intends to provide the ability for investors to reinvest dividends through a dividend reinvestment plan (or “DRIP”), which is anticipated to be implemented during the second half of 2023. Upon adoption of the DRIP, holders of the Company’s Common Shares will be given the option to reinvest their monthly dividends into newly issued Common Shares, providing an opportunity to grow their equity positions in the Company. Neither the Company nor the Trustee have determined the specific terms of the DRIP as of the date of this report, and there can be no assurance that a DRIP will ultimately be adopted or implemented.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that the our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our common shares or other securities convertible into our common shares, or the perception thereof, could cause the value of our common shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Supplemental Information Provided to Investors in Private Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	July 19, 2023	By:	/s/ David Fisher
David Fisher Executive Managing Principal